UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                     FORM 8-K-A
                                   Amendment No. 2


                                   CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                             Date of Report:  May 22, 2002
                          (Date of earliest event reported)


                            MERGE TECHNOLOGIES INCORPORATED
                (Exact name of registrant as specified in the charter)

	  Wisconsin                  0-29486                 39-1600938
(State or other jurisdiction   (Commission File No.)   (IRS Employer Id No.)
      of incorporation)

                              1126 South 70th Street
                         Milwaukee, Wisconsin  53214-3151
                     (Address of Principal Executive Offices)

                                  (414) 977-4000
                (Registrant's telephone number including area code)

                                        N/A
           (Former name or former address, if changed since last report)


<PAGE 1>


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

	The following interim financial statements and pro forma financial statements relating to Aurora Technology, Inc. ("Aurora") should be substituted for the pro forma financial statements included in Amendment No. 1 of this Form 8-K-A as the Registrant inadvertently filed a preliminary version of the interim financial statements and pro forma information rather than the final version. There are no changes to the audited financial statements.


                          AURORA TECHNOLOGY, INC.
                                BALANCE SHEET

                                                               March 31,
                                                                 2002
                                                              (Unaudited)
                                                              -----------
                                  ASSETS

Current assets:
  Cash...................................................... $        ---
  Accounts receivable, net of allowance for doubtful
    accounts of $13,000.....................................      112,108
  Inventory.................................................       50,366
  Prepaid expenses..........................................        7,350
                                                              -----------
Total current assets........................................      169,824
                                                              ===========
Property and equipment:
  Manufacturing and engineering equipment...................       29,463
  Office equipment and software.............................       94,312
                                                              -----------
                                                                  123,775
  Less accumulated depreciation.............................       24,724
                                                              -----------
Property and equipment,net..................................       99,051
Purchased and developed software, net of accumulated
  amortization of $44,128...................................        4,011
                                                              -----------
Total assets................................................  $   272,886
                                                              ===========


                    LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
  Bank overdraft............................................  $    35,920
  Accounts payable..........................................      193,619
  Interest payable..........................................      195,170
  Other accrued liabilities.................................       28,949
  Notes payable.............................................      237,500
                                                              -----------
Total current liabilities...................................      871,158
                                                              -----------
Notes payable...............................................      615,000
                                                              -----------
Total liabilities...........................................    1,486,158
Shareholders' equity
  Common stock , no par value:  10,000,000 shares
    authorized; 3,563,856 shares issued and outstanding.....       35,639
  Additional paid-in capital................................    1,690,453
  Accumulated deficit.......................................   (2,939,364)
                                                              -----------
Total shareholders' deficit.................................   (1,213,272)
                                                              -----------
Total liabilities and shareholders' equity..................  $   272,886
                                                              ===========

<PAGE 2>


                           AURORA TECHNOLOGY, INC.
                          STATEMENTS OF OPERATIONS
                                (Unaudited)

                                                 Three Months Ended
                                                      March 31,
                                           -----------------------------
                                               2002              2001
                                           ----------         ----------

Net sales................................  $  220,860         $   60,093
Cost of goods sold.......................      10,474             36,119
                                           ----------         ----------
Gross profit.............................     210,386             23,974
                                           ----------         ----------
Operating expenses:
  Engineering............................      63,523             49,861
  Sales and marketing....................     114,884             23,329
  General and administrative.............      72,223             53,355
                                           ----------         ----------
Total operating expenses.................     250,630            126,545
                                           ----------         ----------
Loss from operations.....................     (40,244)          (102,571)
Interest expense.........................     (21,947)           (27,965)
                                           ----------         ----------

Net loss.................................  $  (62,191)        $ (130,536)
                                           ==========         ==========


                          AURORA TECHNOLOGY, INC.
                         STATEMENTS OF CASH FLOWS
                                (Unaudited)

                                                 Three Months Ended
                                                      March 31,
                                           -----------------------------
                                               2002              2001
                                           ----------         ----------

Cash flows from operating activities:
  Net loss..............................   $  (62,191)        $ (130,536)
  Adjustments to reconcile net income
    to net cash used in operating
    activities:
      Depreciation and amortization.....        9,566              8,403
      Change in accounts receivable.....      (26,180)            57,811
      Change in prepaid expenses........          ---             (2,574)
      Change in accrued interest
       payable..........................       19,708             21,024
      Change in accounts payable........      (16,749)            11,370
      Change in bank overdraft..........        3,336             (1,978)
      Change in accrued expenses........        8,554             (3,056)
      Change in inventories.............       14,346             10,998
                                           ----------         ----------
    Net cash used in operating
      activities........................   $  (49,610)        $  (28,538)

Cash flows from investing activities:
  Purchases of property and equipment...         (759)              (931)
                                           ----------         ----------
Net cash used in investing activities...         (759)              (931)
                                           ----------         ----------
Cash flows from financing activities:
  Proceeds from issuance of
    notes payable.......................       50,369             31,125
                                           ----------         ----------
Net cash provided by financing
  activities............................       50,369             31,125
                                           ----------         ----------

Net increase in cash and cash
  equivalents...........................          ---              1,656
Cash and cash equivalents, beginning of
  period................................          ---                ---
                                           ----------         ----------
Cash and cash equivalents, end of
  period................................   $      ---         $    1,656
                                           ==========         ==========


Supplemental Disclosures of Cash
  Flow Information:
    Cash paid for interest..............   $      676         $      ---


<PAGE 3>


        UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

	On May 22, 2002, Signal Stream, Inc., a wholly-owned subsidiary of the Merge Technologies Incorporated ("Merge") acquired selected assets of Aurora Technology, Inc. ("Aurora"). The purchase price of $921,000 consisted of $100,000 in cash and 93,901 common shares with a fair value of $8.43 per share and $29,000 in acquisition related costs. The acquisition was accounted for using the purchase method.

	The following unaudited pro forma summary presents the consolidated balance sheets as of March 31, 2002, assuming the acquisition had occurred as of March 31, 2002, and the results of operations for the year ended December 31, 2001, and the three months ended March 31, 2002, assuming the acquisition had occurred as of January 1, 2001. Certain reclassifications to the historical results of Aurora have been made to conform to the Company's historical presentation and accounting policies. Material non-recurring charges directly attributable to the transaction were not considered in the pro forma condensed combined statement of operations. We believe that the assumptions used in the preparation of this unaudited pro forma information provide a reasonable basis for presenting the significant effects directly attributable to the transaction discussed above. These amounts are based upon certain assumptions and estimates and do not necessarily represent results that would have occurred if the acquisition had taken place on the basis assumed above, nor are they indicative of the results of future combined operations.


               MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
             UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                MARCH 31, 2002

                                                         Pro forma     Pro forma
                              Merge         Aurora       Adjustments   Combined
                             ---------------------------------------------------
                                               (in thousands)
Current assets:
  Cash..................     $   1,407      $     ---    $    (100)a   $   1,307
  Accounts receivable,
    net.................         3,284            112          ---         3,396
  Inventory.............           504             50          (14)b         550
  Other current assets..           354              8          ---           362
                             ---------      ---------    ---------      --------
Total current assets....         5,549            170         (114)        5,605

Property and
  equipment, net........           751             99          (69)c         781
Purchased and developed
  software, net.........         4,045              4           80 d       4,129
Goodwill................           355            ---          651 e       1,006
Other...................           363            ---          ---           363
                             ---------      ---------    ---------     ---------
Total assets............     $  11,063      $     273    $     548     $  11,884
                             =========      =========    =========     =========

Current liabilities.....     $   2,428      $     871    $    (842)f   $   2,457
Put options related to
  redeemable common
  stock.................         1,393            ---          ---         1,393
Other long-term
  liabilities...........           157            615         (615)g         157
Total shareholders'
 equity.................         7,085         (1,213)       2,005 h       7,877
                             ---------      ---------    ---------      --------
Total liabilities and
  shareholders' equity..     $  11,063      $     273    $     548      $ 11,884
                             =========      =========    =========      ========

                       See accompanying notes to unaudited pro forma
                          condensed combined financial statements.

<PAGE 4>

               MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 2001
                    (in thousands, except for share data)

                                                                         Merge
                                                          Pro forma    Pro forma
                                Merge         Aurora     Adjustments   Combined
                             ---------------------------------------------------

Net sales...............     $  15,741      $    381     $    (135)i   $  15,987
Cost of sales...........         5,053           422           (93)j       5,382
                             ---------      --------     ---------     ---------
Gross profit (loss).....        10,688           (41)          (42)       10,605

Operating expenses......         9,392           443           (98)k       9,737

Other income (expense)..            62          (127)          119 l        (54)

Income taxes............            87           ---           ---            87

Net income (loss).......     $   1,271       $  (611)    $     175     $     835

Net income (loss) available
  to common shareholders
  - basic...............     $   1,086       $  (611)    $     175     $     650

Net income per share
  - basic...............     $    0.18           ---           ---     $    0.10

Weighted average number
  of common shares
  outstanding - basic...     6,178,821           ---        93,901 m   6,272,722

Net income (loss) available
 to common shareholders -
  diluted...............     $   1,130       $  (611)     $    175     $     694

Net income per share
  - diluted.............     $    0.15                                 $    0.09

Weighted average number
  of common shares
  outstanding - basic...     7,310,731                      93,901 m   7,404,632


                       See accompanying notes to unaudited pro forma
                          condensed combined financial statements.

<PAGE 5>


                  MERGE TECHNOLOGIES INCORPORATED AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE THREE MONTHS ENDED MARCH 31, 2002
                       (in thousands, except for share data)


                                                                               Merge
                                                                Pro forma    Pro forma
                                     Merge         Aurora      Adjustments    Combined
                                  -----------------------------------------------------

Net sales....................     $    4,535      $    221     $     ---     $    4,756
Cost of sales................          1,432            11             7 n        1,450
                             	   ---------      --------     ---------      ---------
Gross profit (loss)..........          3,103           210            (7)         3,306

Operating expenses...........          2,368           250           (10)o        2,608

Other income (expense).......            (10)          (22)           22 l          (10)

Income taxes.................             21           ---           ---             21

Net income (loss)............     $      704      $    (62)    $      25     $      667

Net income (loss) available
  to common shareholders
  - basic....................     $      693      $    (62)    $      25     $      656

Net income per share
  - basic....................     $     0.09           ---           ---     $     0.09

Weighted average number
  of common shares
  outstanding - basic........      7,460,950           ---         93,901 m   7,554,851

Net income (loss)available
  to common shareholders
  - diluted..................     $      704       $   (62)    $      25     $      667

Net income per share
  - diluted..................     $     0.07           ---           ---     $     0.07

Weighted average number
  of common shares
  outstanding - basic........      9,981,636           ---         93,901 m  10,075,537


                      See accompanying notes to unaudited pro forma
                          condensed combined financial statements.


<PAGE 6>


        NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


a)  To reflect $100,000 paid as part of the purchase price

b)  To reflect the profit of product sold to Aurora by Merge

c) To reflect the adjustment to record acquired assets at estimated fair value and eliminate the carrying value of $61,000 of an asset excluded from the purchase agreement

d) To reflect write-off of remaining development capitalized by Aurora of $4,000 and to record the $84,000 of intangible asset acquired

e) To reflect the allocation of the purchase price in excess of the fair value of the assets acquired had the acquisition occurred on March 31, 2002, as follows:

     Cash                                 $100,000
     Stock                                 792,000
     Acquisition costs                      29,000
                                          --------
     Purchase price                       $921,000
     Fair value of tangible
       assets acquired                     186,000
     Fair value of intangible
       assets acquired                      84,000
                                          --------
     Goodwill                             $651,000

f) To reflect the elimination of Aurora's current liabilities and to record an accrual for $29,000 of acquisition costs

g)  To reflect the elimination of Aurora's long-term liabilities

h) To reflect the elimination of Aurora's shareholder's equity and to record the $792,000 of stock issued as part of the purchase price

i)  To reflect the elimination of revenue from sales made to Aurora by Merge

j)  To reflect the following cost of sales adjustments:

            28,000   To reflect the annual amortization of the $84,000
                       intangible acquired in the Aurora asset acquisition over an estimated useful life of three years
          (121,000)  To eliminate cost of product sold to Aurora by Merge
            ------
           (93,000)  Total pro forma adjustment

k)  To reflect the following operating expense adjustments;

           (70,000)  To reflect the elimination of bad debt expense recorded to write-off Aurora accounts receivable by Merge
           (16,000)  To reflect the elimination of amortization of Aurora capitalized software
           (12,000)  To reflect a decrease in depreciation expense due to the change in carrying value of acquired assets and exclusion of certain assets not acquired
            ------
           (98,000)  Total pro forma adjustment

l) To reflect the elimination of interest expense related to Aurora's notes payable

m)  Assumes shares were outstanding for the entire period

n) To reflect the quarterly amortization of the $84,000 intangible acquired in the Aurora asset acquisition over an estimated useful life of three years

o)  To reflect the following operating expense adjustments

            (3,000)  To reflect the elimination of bad debt expense recorded to write-off Aurora accounts receivable by Merge
            (4,000)  To reflect the elimination of amortization of Aurora capitalized software
            (3,000)  To reflect a decrease in depreciation expense due to the change in carrying value of acquired assets and exclusion of certain assets not acquired
            ------
           (10,000)  Total pro forma adjustment


<PAGE 7>

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERGE TECHNOLOGIES INCORPORATED



Date:  August 12, 2002                 By:  /s/ Richard A. Linden
                                           --------------------------------
                                           Richard A. Linden
                                           President and Chief
                                           Executive Officer



Date:  August 12, 2002                 By:  /s/ Colleen M. Doan
                                           --------------------------------
                                           Colleen M. Doan
                                           Chief Financial Officer,
                                           Treasurer and Secretary

<PAGE 8>

<END OF DOCUMENT>